EXHIBIT 32.4
JMBS Casino LLC
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:
1. I am the Chief Financial Officer of JMBS Casino, LLC (the “Company”).
2. The Company’s quarterly report on Form 10-Q accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 5, 2007	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Chief Financial Officer

JMBS Casino LLC
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:
1. I perform the functions of a Chief Executive Officer for JMBS Casino LLC (the “Company”).
2. The Company’s quarterly report on Form 10-Q accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 5, 2007	/s/ Joseph A. Yung
Joseph A. Yung
Manager